UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 17, 2006
NISOURCE INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-16189	35-2108964

(State or Other	(Commission File	(IRS Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)
801 East 86th Avenue,
Merrillville, Indiana 46410
(877) 647-5990

(Address and Telephone Number
of Principal Executive Offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
At a meeting of the NiSource Inc. (the “Company”) board of directors on February 17, 2006, the board of directors, upon the recommendation of the Company’s Corporate Governance Committee (the “Governance Committee”), approved an Amended and Restated NiSource Inc. Directors’ Charitable Gift Program (the “Program”), which freezes eligibility in the Program such that no director elected on or after February 17, 2006 is eligible to participate in the Program. Under the Program, the Company makes a donation to one or more eligible tax-exempt organizations as designated by each eligible director. Organizations eligible to receive a gift under the program include charitable organizations and accredited United States institutions of higher learning. Individual directors derive no financial benefit from the program, as all deductions relating to the charitable donations accrue solely to the Company. A director’s private foundation is not eligible to receive donations under the program.
A copy of the Amended and Restated NiSource Inc. Directors’ Charitable Gift Program is attached to this Current Report as exhibit 10.1 and is incorporated by reference into this Item 1.01.

ITEM 5.02.	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.
As disclosed in the Company’s Current Report on Form 8-K filed on August 26, 2005, Mr. John W. Thompson resigned from the board of directors effective as of August 24, 2005. Mr. Thompson’s term as a director was to expire at the annual meeting of stockholders of the Company in 2008. At a meeting of the board of directors on February 17, 2006, the Company’s board of directors, upon the recommendation of the Company’s Governance Committee, appointed Mr. Peter McCausland to fill the vacancy created by Mr. Thompson’s resignation. The board of directors has not yet determined the board committees on which Mr. McCausland will serve.
Mr. McCausland, age 56, is the Chairman and Chief Executive Officer of Airgas, Inc., a distributor of industrial, medical and specialty gases, welding equipment and safety supplies, a position he has held since 1987. In addition, Mr. McCausland holds in excess of 10% of the outstanding stock of Airgas, Inc. The Company and its subsidiaries use certain of the products sold by Airgas, Inc. in their business operations from time to time and purchase such products from Airgas, Inc. in the ordinary course of business. In 2005, the Company’s total purchases of products from Airgas, Inc. were approximately $428,904.
A copy of the press release announcing the appointment of Mr. McCausland and including additional information regarding his background and experience is attached hereto as exhibit 99.1.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Exhibit
Number	Description

10.1	Amended and Restated NiSource Inc. Directors’ Charitable Gift Program

99.1	Press Release, dated February 22, 2006

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NiSource Inc.
(Registrant)
Date: February 23, 2006	By:	/s/ Jeffrey W. Grossman
Jeffrey W. Grossman
Vice President and Controller

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Amended and Restated NiSource Inc. Directors’ Charitable Gift Program

99.1	Press Release, dated February 22, 2006